UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange At of 1934


                Date of report (Date of earliest event reported):
                                November 8, 2005


                      NORTH ATLANTIC TRADING COMPANY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          333-31931                             13-3961898
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  (Commission File Number)           (IRS Employer Identification No.)

         257 Park Avenue South
           New York, New York                       10010-7304
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   (Address of Principal Executive Offices)         (Zip Code)

                                 (212) 253-8185
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

           As previously reported, North Atlantic Trading Company, Inc. ("NATC") has entered into a Financing Agreement, dated as of June 16, 2005, by and among NATC, North Atlantic Operating Company, Inc., National Tobacco Company, L.P., National Tobacco Finance Corporation, North Atlantic Cigarette Company, Inc., Stoker, Inc., RBJ Sales, Inc. and Fred Stoker & Sons, Inc., as borrowers (collectively, the "Borrowers"), North Atlantic Holding Company, Inc. ("Parent"), as guarantor (the "Guarantor"), the financial institutions from time to time party thereto as lenders (collectively, the "Lenders"), and Fortress Credit Corp., as agent for the Lenders (the "Agent") (the "Financing Agreement"), pursuant to which the Lenders have extended credit to the Borrowers consisting of (a) a term loan in the aggregate principal amount of $30,000,000 and (b) a revolving credit facility in an aggregate principal amount not to exceed $55,000,000 at any time outstanding.

           On November 8, 2005, NATC entered into the First Amendment to the Financing Agreement (the "First Amendment"), by and among the Borrowers, the Guarantor, the Lenders and the Agent. Prior to the First Amendment, the Financing Agreement had provided for a mandatory prepayment of the revolving credit facility by the Borrowers in the event that the cash and cash equivalents of the Borrowers and the Guarantor and their subsidiaries exceeded $2,000,000 at any time, such prepayment to be in the amount of such excess. The First Amendment increases this $2,000,000 threshold to $4,000,000. The First Amendment also clarifies the original intention of the parties that the Consolidated EBITDAR covenant level for the four quarters ending December 31, 2009 also apply to all quarters ending after December 31, 2009.

           The foregoing summary of certain terms of the First Amendment is qualified in its entirety by the complete text of the First Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENT AND EXHIBITS.

(c) Exhibits.

         10.1 First Amendment to Financing Agreement, dated as of November 8, 2005, by and among North Atlantic Trading Company, Inc., North Atlantic Operating Company, Inc., National Tobacco Company, L.P., National Tobacco Finance Corporation, North Atlantic Cigarette Company, Inc., Stoker, Inc., RBJ Sales, Inc. and Fred Stoker & Sons, Inc., as Borrowers, North Atlantic Holding Company, Inc., as Guarantor, the financial institutions party thereto as Lenders, and Fortress Credit Corp., as Agent for the Lenders.


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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NORTH ATLANTIC TRADING COMPANY, INC.


                                          By:     /s/ Douglas P. Rosefsky
                                                  ------------------------------
                                          Name:   Douglas P. Rosefsky
                                          Title:  President

Date: November 14, 2005







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
                                  EXHIBIT INDEX
         No.        Description
         ---        -----------

         10.1 First Amendment to Financing Agreement, dated as of November 8, 2005, by and among North Atlantic Trading Company, Inc., North Atlantic Operating Company, Inc., National Tobacco Company, L.P., National Tobacco Finance Corporation, North Atlantic Cigarette Company, Inc., Stoker, Inc., RBJ Sales, Inc. and Fred Stoker & Sons, Inc., as Borrowers, North Atlantic Holding Company, Inc., as Guarantor, the financial institutions party thereto as Lenders, and Fortress Credit Corp., as Agent for the Lenders.










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